UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2005

Date of Report (Date of earliest event reported)

Belmont Bancorp.

(Exact Name of Registrant as Specified in its Charter)

State of Ohio	0-12724	34-1376776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Main Street

Bridgeport, Ohio 43912

(Address of principal executive offices)

(740) 695-3323

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On February 22, 2005, the Board of Directors of Belmont National Bank (“the Bank”) approved closing three full service branch offices located in Bellaire and Lansing, Ohio, and in the Elm Grove section of Wheeling, West Virginia. An official 90 day advance notification will be filed no later than March 3, 2005 with the Licensing Manager of the Comptroller of the Currency, as required by that office. The customer accounts of each branch office will be consolidated into existing full service branch offices each located no more than four miles from the closed office. The branch closings are expected to be complete after the close of business on June 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belmont Bancorp.
(Registrant)

/s/ Jane R. Marsh
Jane R. Marsh
Chief Financial Officer

Dated: February 24, 2005